                             OCC ACCUMULATION TRUST

                       o U.S. GOVERNMENT INCOME PORTFOLIO

                                 ANNUAL REPORT
                                      1999

                                                              MANAGED BY
                                                                [LOGO]
                                                             OpCap ADVISORS

                             OCC ACCUMULATION TRUST

                                   MANAGED BY
                                     [LOGO]
                                 OpCap ADVISORS

                               1999 ANNUAL REPORT

The stock market in 1999 was characterized by two contradictory trends: the rapid price escalation of many technology stocks, especially those associated with e-commerce and the Internet, and a widespread malaise among stocks in most other industry sectors. The Standard & Poor's 500 Index (the "S&P 500") rose 21.0% during the year, returning more than 20% for a record fifth consecutive year. However, this performance distorted the overall direction of the market. Without its technology stock component, the S&P 500 would have been down 1% in 1999. In fact, approximately 60% of the stocks on the New York Stock Exchange declined in price during the year.

The year was especially challenging for value investors such as ourselves. Quality companies with strong competitive positions, high cash flow and favorable earnings prospects--the types of companies in which we invest generally did very well. The stocks of these companies, however, were out of favor, trailing the market indexes by a wide margin. As a result, our investment returns generally fell short of our benchmarks in 1999.

We have always been thoughtful in our value style to give consideration to companies across the breadth of the market, including technology companies. In fact, we did well with several technology investments during the past year, including Computer Associates and Motorola in the United States and Ericsson and Alcatel in Europe. However, in the current ebullient market for technology stocks, it has become increasingly difficult to find value in the sector.

Regardless of whether the current technology stock craze turns out to be a bubble that bursts, the technology industry is growing rapidly and creating enormous economic wealth. Our challenge as value investors, therefore, is to identify solid companies that stand to benefit from this growth.

At OpCap Advisors, we continue to invest in our people and our operation to ensure we have the necessary resources to meet this challenge. Our firm has moved aggressively to hire additional investment personnel and has made important reallocations of people and resources to best apply investment skills not only to technology stocks, but to other industry sectors as well. We have established "sector" groups, involving the integration of our domestic and international analysts, to ensure timely and complete coverage of investment opportunities wherever they may exist.

By remaining disciplined in our value style, and taking the necessary actions to keep pace with an ever-evolving stock market, we are focused on delivering excellent long-term investment results without taking large risks. We believe many of the stocks we own are significantly undervalued, providing opportunities for substantial profits as undervalued securities of financially solid, growing companies return to favor.

As the new year begins, the U.S. economy remains strong, perhaps too strong, and there are indications of excessive optimism in the stock market. Inflation has been kept low for the past several years by an internationally competitive environment, major improvements in technology, corporate mergers and restructurings, and low inflation expectations. Recently, however, some of these factors have reversed. Commodity prices have rebounded strongly, while energy and import prices are on the rise. These factors suggest to us that inflationary pressures could increase somewhat in the months ahead and that the Federal Reserve is likely to raise interest rates further, on top of the four rate increases implemented since June 1999. We believe these conditions will favor our value style of investing, which emphasizes companies that can generate a high level of cash flow throughout the economic cycle.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO

Nineteen ninety-nine was a difficult year for fixed-income investing. Although securities with maturities of approximately three years or shorter provided positive total returns (coupon plus price change), most longer maturities were negative in their returns for the year. The U.S. Government Income Portfolio was down 1.6% for the year, compared with a 0.5% increase for the Lehman Brothers Intermediate Government Bond Index (the "Index"). During the second half of the year, the Portfolio's total return of 0.2% compared with a 1.0% rise in the Index.

The Portfolio invests in debt obligations issued or guaranteed by the U.S. Government and its agencies or intermediaries. It primarily owns intermediate-term securities and places a priority on maintaining a relatively stable net asset value per share. The Portfolio is intended for investors seeking high current income from investments in Government securities.

For the three years ended December 31, 1999, the Portfolio provided an average annual total return of 4.3%, compared with an average annual total return of 5.5% for the Index. From its inception on January 3, 1995 through December 31, 1999 the Portfolio provided an average annual total return of 5.8%, compared with 6.9% for the Index. Returns take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

A year-and-a-half ago, investor concerns centered on the risks of a global economic downturn, the Russian debt default, and the possibility of deflation, causing interest rates to decline. Since that time, conditions have changed dramatically. Many emerging market economies have rebounded and Japan seems to be pulling out of its long recession. Moreover, with the continued strength of the U.S. economy, low unemployment and a surging stock market, interest rates have turned upward during the past year on renewed concerns over inflation.

As we observe changes in the bond market, we search for the most advantageous combination of yield and risk. In other words, we seek to increase the Portfolio's yield with little or no change in risk or, vice-versa, we seek investment situations that reduce risk with no change in yield. During 1999, we reduced the Portfolio's investments in U.S. Treasury securities. Federal budget surpluses have led to net reductions in the amount of Treasury securities outstanding, resulting in a scarcity value that has held down Treasury yields in comparison to other types of fixed income securities. We increased the Portfolio's holdings of U.S. government agency and mortgage-related securities, where we have found attractive yields, and added a small position in corporate bonds.

At December 31, the Portfolio's net assets were allocated 55.9% to U.S. Government Agency and Mortgage-Related securities, 38.2% to U.S. Treasury securities, and 5.0% to corporate bonds. The Portfolio's average maturity was
10.7 years at December 31, 1999.

Down markets do not continue forever, and bonds may in fact be poised to perform well in 2000. We believe some increase in inflation is already priced into the market, yet the actual inflation rate remains modest. In addition, history tells us that two down years in a row would be a very unusual occurrence; there have not been two consecutive losing years in the bond market in more than a quarter century. We see value in the bond market today and continue to go about our process of investing in those maturities, sectors and credit categories where we find the highest yields at the lowest relative cost with the least amount of risk.

            OCC ACCUMULATION TRUST--U.S. GOVERNMENT INCOME PORTFOLIO COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
   THE PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX+
                        PERIODS ENDED DECEMBER 31, 1999

                           [LINE CHART APPEARS HERE]



    AVERAGE ANNUAL TOTAL RETURN

1 YEAR           SINCE JANUARY 3, 1995*
(1.6%)                   5.8%

                                  1/3/95        12/31/95        12/31/96        12/31/97        12/31/98        12/31/99
                                  ------        --------        --------        --------        -------         --------
U.S. Government Income
Portfolio                         10,143.00     11,314.16       11,656.51       12,476.90       13,273.54       13,237.31
Lehman Intermediate Gov't
Bond Index+                       10,163.00     11,443.18       11,907.01       12,826.78       13,913.01       13,981.42


The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance
Assumes reinvestment of all dividends and distributions

+ The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that is not available for direct investment. All interest is reinvested.

* Portfolio's inception.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

  PRINCIPAL
   AMOUNT
    (000)                                                                                                VALUE
-------------                                                                                         ------------
               CORPORATE BOND -- 5.0%
               Ford Motor Credit Corp.,
  $     500    6.70%, 7/16/04 (cost - $499,245)....................................................  $     489,375
                                                                                                     -------------

               MORTGAGE-RELATED -- 43.8%
               Federal Home Loan Mortgage Corp.,
        175    6.22%,  3/24/03.....................................................................        171,966
        125    7.75%, 11/7/01......................................................................        127,285
        150    8.115%,  1/31/05....................................................................        157,359
               Federal National Mortgage Association,
        624    6.00%,  3/1/13-9/1/13...............................................................        592,741
        980    6.50%,  4/29/09.....................................................................        917,065
        459    7.50%, 11/1/27......................................................................        453,682
          2    9.00%,  8/1/02......................................................................          1,926
        150    9.20%,  9/11/00.....................................................................        152,837
         52    9.50%, 12/1/06-12/1/19..............................................................         55,301
               Government National Mortgage Association,
        977    4.00%, 10/20/25.....................................................................        873,995
        826    7.00%,  3/15/28-6/15/28.............................................................        797,981
                                                                                                     -------------
               Total Mortgage-Related (cost - $4,497,631)..........................................      4,302,138
                                                                                                     -------------

               U.S. GOVERNMENT AGENCY -- 12.1%
               Federal Home Loan Bank Discount Notes,
        200    4.15%,  1/18/00.....................................................................        199,608
               Student Loan Marketing Association,
        100    7.20%, 11/9/00......................................................................        100,609
               Tennessee Valley Authority,
      1,000    5.375%, 11/13/08....................................................................        888,750
                                                                                                     -------------
               Total U.S. Government Agency (cost - $1,299,622)....................................      1,188,967
                                                                                                     -------------

               U.S. TREASURY NOTES AND BONDS -- 38.2%
      1,100    5.125%,  8/31/00....................................................................      1,097,147
      1,000    5.75%, 11/15/00.....................................................................        996,870
        875    5.875%, 11/30/01....................................................................        869,391
         95    6.25%,  4/30/01.....................................................................         95,074
        200    6.50%,  5/31/02.....................................................................        200,968
        475    7.25%,  8/15/22.....................................................................        500,755
                                                                                                     -------------
               Total U.S. Treasury Notes and Bonds (cost - $3,842,754).............................      3,760,205
                                                                                                     -------------

               Total Investments (cost - $10,139,252).....................................       99.1%   9,740,685
               Other assets less liabilities..............................................        0.9       89,131
                                                                                            ---------   ----------
               Net Assets.................................................................      100.0%  $9,829,816
                                                                                            ---------   ----------
                                                                                            ---------   ----------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS:
Investments, at value (cost - $10,139,252)..........................................................  $  9,740,685
Cash................................................................................................         4,141
Interest receivable.................................................................................       108,963
Prepaid expenses....................................................................................           194
                                                                                                      ------------
  Total Assets......................................................................................     9,853,983
                                                                                                      ------------

LIABILITIES:
Payable for shares of beneficial interest redeemed..................................................         8,541
Investment advisory fee payable.....................................................................         1,054
Accrued expenses....................................................................................        14,572
                                                                                                      ------------
  Total Liabilities.................................................................................        24,167
                                                                                                      ------------
     Net Assets.....................................................................................  $  9,829,816
                                                                                                      ------------
                                                                                                      ------------

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited number authorized).........................  $      9,826
Paid-in-capital in excess of par....................................................................    10,250,579
Accumulated net realized loss on investments........................................................       (32,022)
Net unrealized depreciation on investments..........................................................      (398,567)
                                                                                                      ------------
     Net Assets.....................................................................................  $  9,829,816
                                                                                                      ------------
                                                                                                      ------------
Shares outstanding..................................................................................       982,573
                                                                                                      ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE......................................        $10.00
                                                                                                      ------------
                                                                                                      ------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Interest.........................................................................................       $602,366
                                                                                                     -------------

EXPENSES:
  Investment advisory fees.........................................................................         63,217
  Custodian fees...................................................................................         15,924
  Audit and tax service fees.......................................................................         11,318
  Transfer agent fees..............................................................................          3,977
  Trustees' fees and expenses......................................................................          2,394
  Reports to shareholders..........................................................................            968
  Legal fees.......................................................................................            171
  Miscellaneous....................................................................................          1,804
                                                                                                     -------------
     Total expenses................................................................................         99,773
     Less: expense offset..........................................................................           (770)
                                                                                                     -------------
     Net expenses..................................................................................         99,003
                                                                                                     -------------
       Net investment income.......................................................................        503,363
                                                                                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments.................................................................        (31,440)
  Net change in unrealized appreciation/depreciation on investments................................       (628,105)
                                                                                                     -------------
       Net realized and unrealized loss on investments.............................................       (659,545)
                                                                                                     -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................      $(156,182)
                                                                                                     -------------
                                                                                                     -------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                      --------------------------
                                                                                         1999           1998
                                                                                      -----------    -----------
OPERATIONS:
Net investment income..............................................................   $   503,363    $   411,556
Net realized gain (loss) on investments............................................       (31,440)       151,330
Net change in unrealized appreciation/depreciation on investments..................      (628,105)        89,811
                                                                                      -----------    -----------
  Net increase (decrease) in net assets resulting from operations..................      (156,182)       652,697
                                                                                      -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................      (503,363)      (411,556)
Net realized gains.................................................................            --       (149,402)
                                                                                      -----------    -----------
  Total dividends and distributions to shareholders................................      (503,363)      (560,958)
                                                                                      -----------    -----------

SHARE TRANSACTIONS:
Net proceeds from the sale of shares...............................................     3,365,637      5,717,541
Reinvestment of dividends and distributions........................................       503,363        560,300
Cost of shares redeemed............................................................    (3,921,601)    (2,810,893)
                                                                                      -----------    -----------
  Net increase (decrease) in net assets from share transactions....................       (52,601)     3,466,948
                                                                                      -----------    -----------
     Total increase (decrease) in net assets.......................................      (712,146)     3,558,687

NET ASSETS:
Beginning of year..................................................................    10,541,962      6,983,275
                                                                                      -----------    -----------
End of year........................................................................    $9,829,816    $10,541,962
                                                                                      -----------    -----------
                                                                                      -----------    -----------

SHARES ISSUED AND REDEEMED:
Issued.............................................................................       326,391        535,354
Issued in reinvestment of dividends and distributions..............................        49,145         52,582
Redeemed...........................................................................      (382,260)      (263,013)
                                                                                      -----------    -----------
  Net increase (decrease)..........................................................        (6,724)       324,923
                                                                                      -----------    -----------
                                                                                      -----------    -----------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                            YEAR ENDED DECEMBER 31,              FOR THE PERIOD
                                                   ------------------------------------------    JANUARY 3, 1995 (1)
                                                    1999       1998         1997        1996     DECEMBER 31, 1995
                                                   ------     -------      ------      ------    -------------------
Net asset value, beginning of period.............  $10.66     $ 10.51      $10.38      $10.62          $ 10.00
                                                   ------     -------      ------      ------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................    0.49        0.53        0.57        0.55             0.60
Net realized and unrealized gain (loss) on
  investments....................................   (0.66)       0.31        0.14       (0.24)            0.68
                                                   ------     -------      ------      ------          -------
Total income (loss) from investment operations...   (0.17)       0.84        0.71        0.31             1.28
                                                   ------     -------      ------      ------          -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................   (0.49)      (0.53)      (0.57)      (0.55)           (0.60)
Net realized gains...............................      --       (0.16)      (0.01)         --            (0.06)
                                                   ------     -------      ------      ------          -------
Total dividends and distributions
  to shareholders................................   (0.49)      (0.69)      (0.58)      (0.55)           (0.66)
                                                   ------     -------      ------      ------          -------
Net asset value, end of period...................  $10.00     $ 10.66      $10.51      $10.38          $ 10.62
                                                   ------     -------      ------      ------          -------
                                                   ------     -------      ------      ------          -------
TOTAL RETURN (2).................................    (1.6)%       8.1%        7.0%        3.0%            13.1%
                                                   ------     -------      ------      ------          -------
                                                   ------     -------      ------      ------          -------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)................  $9,830     $10,542      $6,983      $3,422          $ 1,442
Ratio of expenses to average net assets (3)......    0.95%       1.00%(4)    0.93%(4)    0.96%(4)          0.75%(4)(5)
Ratio of net investment income to average net
  assets.........................................    4.78%       4.96%(4)    5.51%(4)    5.27%(4)          5.75%(4)(5)
Portfolio Turnover...............................      69%         80%         80%         31%              65%

------------------

(1) Commencements of operations

(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(3) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(4) During the fiscal periods indicated above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.19% and 4.77%, respectively, for the year ended December 31, 1998, 1.06% and 5.38%, respectively, for the year ended December 31, 1997, 2.34% and 3.89%, respectively, for the year ended December 31, 1996, and 4.73% (annualized) and 1.77%, (annualized), respectively, for the period January 3, 1995 (commencement of operations) to December 31, 1995.

(5) Annualized

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio (the "Portfolio") and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999
                                  (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONCLUDED)

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the year ended December 31, 1999, the Portfolio accrued $982 in connection with the Plan.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.60%. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at December 31, 1999 was $10,139,252. Accordingly, net unrealized depreciation of investments of $398,567 was comprised of gross appreciation of $1,617 for those investments having an excess of value over cost and gross depreciation of $400,184 for those investments having an excess of cost over value.

For the year ended December 31, 1999, purchases and sales of investment securities, other than short-term securities, aggregated $6,614,567 and $7,232,838, respectively.

At December 31, 1999, the Portfolio had a capital loss carryforward of $31,930 available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2007. To the extent that these losses are used to offset future realized capital gains, such gains will not be distibuted.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999
                                  (CONCLUDED)

(4) ACQUISITION OF INVESTMENT ADVISER

On October 31, 1999, PIMCO Advisors Holdings L.P. ("PAH"), its operating subsidiary, PIMCO Advisors L.P. ("PIMCO Advisors"), and Allianz AG ("Allianz") announced that they have reached a definitive agreement for Allianz, a German insurance company, to acquire majority ownership of PIMCO Advisors, including all of the interests held by PAH (the "Allianz Transaction"). For the Portfolio, the change of control as a result of the consummation of the Allianz Transaction (expected to close by the end of the first quarter of 2000) will result in the automatic termination of the current investment advisory agreement with OpCap Advisors, an indirect wholly-owned subsidiary of PIMCO Advisors. The Board of Trustees has approved a new agreement with OpCap Advisors to become effective upon consummation of the Allianz Transaction. The new agreement will be submitted for approval by the stockholders of the Portfolio.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- U.S. Government Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Income Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period January 3, 1995 (commencement of operations) through December 31, 1995, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 11, 2000

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                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Joseph M. LaMotta                 Trustee, President
V. Lee Barnes                     Trustee
Paul Y. Clinton                   Trustee
Thomas W. Courtney                Trustee
Lacy B. Herrmann                  Trustee
Theodore T. Mason                 Trustee
Steven Calabria                   Vice President
Bernard H. Garil                  Vice President
Mark F. Degenhart                 Vice President and Portfolio Manager
John C. Giusio, Jr.               Vice President
Richard J. Glasebrook, II         Vice President and Portfolio Manager
Colin Glinsman                    Vice President and Portfolio Manager
Louis Goldstein                   Vice President and Portfolio Manager
Benjamin D. Gutstein              Vice President and Portfolio Manager
Vikki Hanges                      Vice President and Portfolio Manager
Jeffrey J. Hughes                 Vice President
Timothy J. McCormack              Vice President and Portfolio Manager
Eric V. Retzlaff                  Vice President
James Sheldon                     Vice President and Portfolio Manager
Brian S. Shlissel                 Treasurer
Elliot M. Weiss                   Secretary
Maria Camacho                     Assistant Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.